Income (Loss) Per Share (Narrative) (Details) In Millions, unless otherwise specified	3 Months Ended
	Mar. 31, 2015	Mar. 31, 2014
Income (Loss) Per Share [Abstract]
Stock options, RSUs and shares held back in connection with the MakerBot transaction to purchase shares excluded from computation of diluted net income (loss) per share, ecause their inclusion would have had an anti-dilutive effect on the diluted net income (loss) per share	2.95	0.16